UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 3, 2009, iPCS announced that it will be presenting at the 2009 RBC Capital Markets Technology, Media & Communications Conference on June 10, 2009 at 11:30 a.m. Eastern time in San Francisco, California, and also at the Credit Suisse 2009 Convergence Conference on June 11, 2009 at 2:15 p.m. Eastern time in Dana Point, California.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1

Press Release by iPCS, Inc., dated June 3, 2009, announcing that it will be presenting at the 2009 RBC Capital Markets Technology, Media & Communications Conference in San Francisco, California on June 10, 2009, and also at the Credit Suisse 2009 Convergence Conference in Dana Point, California on June 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: June 3, 2009
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	Senior Vice President, General Counsel and Secretary